May 1, 2023

Flex Edge

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Nassau Life Flex Edge variable life insurance policy (the “Policy”).

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://dfinview.com/Nassau-PHL/TAHD/NAS000001. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Cash Surrender Value: The Cash Surrender Value is the Policy Value less any applicable surrender charge on the date of surrender and less any debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66636. The telephone number is 1-800-541-0171. The hours of operation are 8:30 am – 6:00 pm EST and the fax number is 1-785-368-1386.

Death benefit option: The type of death benefit described in effect.

Investment Options: The accounts within our Separate Account to which nonloaned assets under the Policy are allocated (which also may be referred to in this prospectus as the “variable investment options”).

Nassau Life (we, our, us, company, or Company): Nassau Life Insurance Company.

Policy: The flexible premium fixed and variable universal life insurance policy for which this summary prospectus provides updated information.

Policy Value: The sum of your Policy’s share in the value of each Investment Option plus the value of your Policy allocated to the guaranteed interest account.

Separate Account: Nassau Life Variable Universal Life Account.

You (your): The owner of this Policy at the time an owner’s right is exercised.

UPDATED INFORMATION ABOUT YOUR POLICY

The following is a summary of certain Contract features that have changed since the Updating Summary Prospectus dated May 1, 2022. This does not reflect all of the changes that have occurred since you entered into your Contract.

•

Effective April 21, 2023, the Wanger Select fund was merged into the Wanger Acorn fund, an existing underlying fund under the Contract. On the merger date, any Contract Value allocated to the variable investment option for the Wanger Select fund was automatically transferred to the variable investment option for the Wanger Acorn fund. For 60 days after the merger date, if any portion of your Contract Value was automatically transferred to the variable investment option for the Wanger Acorn fund as a result of the merger, you may transfer Contract Value allocated to that variable investment option to any other variable investment option available under your Contract free of charge. Any such free transfer will not count toward any limit on the number of transfers that may be performed under your Contract (except restrictions to discourage frequent transfer activity and/or market timing).

The variable investment option for the Wanger Select fund is no longer available for investment. Any standing Contract instructions that included that variable investment option were automatically updated to replace the variable investment option for the Wanger Select fund with the variable investment option for the Wanger Acorn fund.

•	Change To Contact Information For Customer Service Office. A Contract Owner should contact the Customer Service Office regarding all customer service matters, including premium payments, withdrawals,

surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30 am - 6:00 pm EST and the fax number is 1-785-368-1386. That change affects each part of the prospectus that previously had referred to the “New York Customer Service Office” with respect to where Contract Owners should direct customer service matters.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first ten policy years, a surrender charge will apply if you surrender the policy, allow the policy to lapse, or reduce the policy face amount. The maximum surrender charge that you can pay while you own the policy is equal to 0.50% of the policy face amount plus 30.00% of premiums paid.

For example, for a policy with a $100,000 face amount and $20,000 in premiums paid, the maximum full surrender charge would be $500 + $6000, or $6500.

Fee Tables; Charges and Deductions
Transaction Charges	In addition to the surrender charge, you also may be charged for other transactions. Specifically: (a) a partial surrender fee is imposed on all partial surrenders, and a partial surrender charge is imposed on any partial surrender and any decrease in face amount made during the first 10 policy years (b) an issue expense and face amount increase charge, deducted during the first 12 months after policy issue or after a face amount increase (c) a state premium tax charge, which may be deducted from premium payments you make (d) a transfer charge, which we reserve the right to deduct after the first two transfers in any given policy year.	Fee Tables; Charges and Deductions
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include the cost of insurance charge the administrative charge, the mortality and expense risk charge, the loan interest charge, and the charge for any optional rider you have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification. You should view the policy specifications page of your policy for the rates applicable to your policy.	Fee Tables; Charges and Deductions

FEES AND EXPENSES				LOCATION IN PROSPECTUS
You will also bear expenses associated with the underlying funds under the policy, as shown in the following table

	ANNUAL FEE	MIN.	MAX.
	Investment options (underlying fund fees and expenses)*	0.32%	4.47%
* As a percentage of underlying fund assets. The fees of the funds are as of 12/31/22, and such fees can vary over time.

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.			Principal Risks of Investment in the Policy
Not a Short-Term Investment

•   A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender you make from the policy.

•   A surrender may also reduce your policy’s face amount and death benefit, and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

•   Tax deferral generally is more beneficial to investors with a long time horizon.

Principal Risks of Investment in the Policy; Charges and Deductions; Federal Tax Considerations
Risks Associated with Investment Options

•   An investment in this policy is subject to the risk of poor investment performance of the funds you choose, which performance can vary among the funds.

•   Each fund (as well as the GIA) has its own unique risks.

•   You should review the investment options before making an investment decision.

Principal Risks of Investment in the Policy; The Guaranteed Interest Account; Appendix A: Investment Options Available Under The Policy
Insurance Company Risks	An investment in the policy is subject to the risks related to Nassau Life, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of Nassau Life. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171.			Nassau Life Insurance Company

RISKS		LOCATION IN PROSPECTUS
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. If the policy lapses, the death benefit will not be paid and you may incur surrender charges.	Lapse and Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this Prospectus.

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.

Additional Programs – Asset Allocation and Strategic Programs; Transfer of Policy Value; Nassau Life Insurance Company
Optional Benefits	We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.	Optional Insurance Benefits

TAXES		LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•   If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

•   Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.

Principal Underwriter
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment	Principal Underwriter

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange a policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.

APPENDIX A – Investment Options Available Under The Policy

The following is a list of underlying funds available under the policy. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000001. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated fund performance can be found at https://nfg.com/product-performance.html.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Long term capital appreciation	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares) Adviser: Fred Alger Management, LLC Sub-Adviser: N/A	0.94%	-36.52%	7.42%	11.90%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	Calvert VP S&P MidCap 400 Index Portfolio (Class I)[3] Adviser: Calvert Research and Management Sub-Adviser: Ameritas Investment Partners, Inc.	0.33%	-13.33%	6.39%	10.37%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	DWS Equity 500 Index VIP (Class A)[3] Adviser: DWS Investment Management Americas Inc. Sub-Adviser: N/A	0.26%	-18.34%	9.14%	12.26%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	DWS Small Cap Index VIP (Class A)[3] Adviser: DWS Investment Management Americas Inc. Sub-Adviser: N/A	0.39%	-20.64%	3.82%	8.75%
The Fund’s investment objective is to provide current income.	Federated Hermes Fund for U.S. Government Securities II3 Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.78%	-12.55%	-0.84%	0.23%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
The Fund’s investment objective is to seek high current income.	Federated Hermes High Income Bond Fund II3 Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.81%	-11.78%	1.59%	3.58%
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.48%	1.16%	0.85%	0.46%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.70%	-26.38%	8.55%	11.31%
Seeks to provide capital growth	Fidelity® VIP Growth Opportunities Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan.	0.73%	-38.21%	12.97%	14.98%
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio (Service Class) Adviser: Fidelity Management & Research Company (FMR) Sub-Advisers: FMR UK, FMR HK, and FMR Japan	0.71%	-24.52%	12.31%	14.69%
As high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR UK, FMR HK, and FMR Japan	0.50%	-13.03%	0.54%	1.44%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund (Class 2) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	0.70%	-5.47%	4.30%	5.51%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Seeks capital appreciation with income as a secondary goal.	Franklin Mutual Shares VIP Fund (Class 2) Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A	0.91%	-7.43%	3.15%	6.73%
Seeks to provide long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] Adviser: Security Investors, LLC, which operates under the name Guggenheim Investments Sub-Adviser: N/A	1.78%	-14.39%	0.43%	3.74%
Capital growth	Invesco V.I. American Franchise Fund (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	-31.11%	7.66%	11.64%
Capital appreciation and current income	Invesco V.I. Equity and Income Fund (Series II shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	-7.71%	5.35%	8.13%
Long term growth of capital	Invesco V.I. Core Equity Fund[1,2] (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	-20.55%	6.19%	8.30%
Capital appreciation	Invesco V.I. Capital Appreciation Fund[3] Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%	-30.96%	8.00%	10.81%
Capital appreciation	Invesco V.I. Global Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.79%	-31.94%	2.59%	7.59%
Long term growth of capital	Invesco V.I. Main Street Mid Cap Fund®[1] Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.93%	-14.26%	5.10%	7.99%
Capital appreciation	Invesco V.I. Main Street Small Cap Fund® Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.84%	-15.83%	7.01%	10.88%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Long term capital appreciation	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2,3] (Service shares) Adviser: Lazard Asset Management LLC Sub-Adviser: N/A	1.15%	-15.52%	4.04%	8.94%
The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.89%	-12.80%	1.01%	3.65%
Long-term growth of capital and income without excessive fluctuations in market value	Lord Abbett Growth and Income Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	0.94%	-9.44%	6.19%	9.80%
The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.16%	-11.21%	4.06%	7.81%
Capital appreciation	Morningstar Aggressive Growth ETF Asset Allocation Portfolio—Class II3 Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.78%	-13.17%	4.59%	7.17%
Capital appreciation and some current income	Morningstar Balanced ETF Asset Allocation Portfolio—Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.78%	-12.88%	2.80%	4.90%
Capital appreciation	Morningstar Growth ETF Asset Allocation Portfolio—Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.77%	-13.25%	3.84%	6.32%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Current income and capital appreciation	Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II3 Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.78%	-12.54%	1.77%	3.36%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S shares)[3] Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.10%	-28.83%	6.77%	9.94%
Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social, and governance (ESG) criteria	Neuberger Berman AMT Sustainable Equity Portfolio (Class S Shares) Adviser: Neuberger Berman Investment Advisers LLC Sub-Adviser: N/A	1.17%	-18.65%	-7.14%	10.64%
Maximum real return consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)[3] Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.39%	8.66%	6.94%	-1.66%
Maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.87%	-11.99%	1.86%	0.80%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.77%	-14.39%	-0.28%	0.82%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3] Adviser: Security Investors, LLC, which operates under the name Guggenheim Investments Sub-Adviser: N/A	4.38%	46.17%	0.95%	-2.30%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Nova Fund[1,2,3] Adviser: Security Investors, LLC, which operates under the name Guggenheim Investments Sub-Adviser: N/A	1.65%	-30.26%	9.13%	15.27%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 shares) Adviser: Templeton Asset Management Ltd. Sub-Adviser: N/A	1.30%	-21.98%	-1.67%	1.02%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 shares)[3] Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	1.03%	-7.61%	-1.97%	1.47%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 shares) Adviser: Templeton Global Advisors Limited Sub-Adviser: N/A	1.15%	-11.50%	-0.76%	4.05%
Seeks capital appreciation and current income	TVST Touchstone Balanced Fund[3] Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.79%	-15.97%	6.22%	7.82%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	TVST Touchstone Bond Fund[3] Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.67%	-13.85%	0.24%	0.80%
Seeks capital appreciation	TVST Touchstone Common Stock Fund[3] Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.73%	-17.66%	9.01%	11.73%
Seeks growth of capital	TVST Touchstone Small Company Fund[3] Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	0.76%	-14.44%	7.10%	11.08%
Long-term growth of capital	Virtus KAR Capital Growth Series A3 Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.06%	-36.11%	6.90%	11.52%
Capital appreciation and current income.	Virtus KAR Equity Income SeriesA[3] Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.01%	-2.34%	8.11%	10.69%
High total return consistent with reasonable risk	Virtus SGA International Growth Series A3 Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.17%	-18.61%	1.49%	1.31%
Long-term total return	Virtus Newfleet Multi-Sector Intermediate Bond Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: New Fleet Asset Management LLC	0.97%	-9.52%	0.93%	2.31%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Capital appreciation and income with approximately equal emphasis	Virtus Duff & Phelps Real Estate Securities Series A3 Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Company	1.13%	-26.09%	4.88%	6.92%
Long-term capital growth	Virtus KAR Small-Cap Growth Series A3 Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.17%	-30.33%	10.16%	15.67%
Long-term capital appreciation	Virtus KAR Small-Cap Value Series A3 Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.13%	-24.15%	4.30%	10.25%
High total return over an extended period of time consistent with prudent investment risk	Virtus Strategic Allocation Series (Class A shares)[3] Adviser: Virtus Investment Advisers, Inc. Sub-Advisers: Kayne Anderson Rudnick Investment Management, LLC and New Fleet Asset Management LLC	1.01%	-30.58%	3.48%	5.50%
Long-term capital appreciation	Wanger International[3] Adviser: Columbia Wanger Asset Management, LLC Sub-Adviser: N/A	1.22%	-33.84%	-0.78%	3.97%
Long-term capital appreciation	Wanger Acorn[3] Adviser: Columbia Wanger Asset Management, LLC Sub-Adviser: N/A	1.01%	-33.46%	3.06%	8.21%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

The Statutory Prospectus and Statement of Additional Information, each dated May 1, 2023, are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://dfinview.com/Nassau-PHL/TAHD/NAS000001.

EDGAR Contract Identifier Number: C000020886